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EXHIBIT (h)(1)(i)


                                                     As Revised January 29, 2007


                                     FORM OF

                               REVISED SCHEDULE A
                         TO THE ADMINISTRATION AGREEMENT
                             DATED JANUARY 31, 2005
                      AND AMENDED AND RESTATED MAY 1, 2005
                                     BETWEEN
                                   BB&T FUNDS
                                       AND
                           BB&T ASSET MANAGEMENT, INC.

Portfolios: As of the date set forth above, the Portfolios of the Company are as follows:

BB&T U.S. Treasury Money Market Fund
BB&T Short U. S. Government Fund
BB&T Intermediate U. S. Government Fund
BB&T Large Cap Fund
BB&T Small Cap Fund
BB&T North Carolina Intermediate Tax-Free Fund
BB&T International Equity Fund
BB&T Capital Manager Conservative Growth Fund
BB&T Capital Manager Moderate Growth Fund
BB&T Capital Manager Growth Fund
BB&T Prime Money Market Fund
BB&T South Carolina Intermediate Tax-Free Fund
BB&T Virginia Intermediate Tax-Free Fund
BB&T Equity Index Fund
BB&T Total Return Bond Fund
BB&T West Virginia Intermediate Tax-Free Fund
BB&T Mid Cap Growth Fund
BB&T Mid Cap Value Fund
BB&T Capital Manager Equity Fund
BB&T Kentucky Intermediate Tax-Free Fund
BB&T Maryland Intermediate Tax-Free Fund
BB&T National Tax-Free Money Market Fund
BB&T Special Opportunities Equity Fund
BB&T Equity Income Fund
BB&T Sterling Capital Small Cap Value Fund

The foregoing list updates the list of Portfolios set forth on Schedule A to the Agreement. All other provisions of the Agreement and Schedule A thereto remain in full force and effect.
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                                        BB&T FUNDS


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        BB&T ASSET MANAGEMENT, INC.


                                        By:
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                                        Title:
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